# Goldman Sachs Funds

INTERNET TOLLKEEPER FUND℠

*Annual Report December 31, 2000*

Long-term growth of capital

through companies that are

strategically positioned to benefit

from the expansion of the Internet.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Market Overview

Dear Shareholder,

During the Fund’s reporting period the overall U.S. stock market experienced sharp and prolonged corrections. While there were pockets of opportunity, namely from value and mid-cap stocks, it was oftentimes difficult to avoid the downdraft.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues, and many Internet stocks in particular, experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown, and uncertainty over the presidential election. By the end of the year, the technology-laden NASDAQ was down 54.0% from its peak and 39.3% for the year — its worst performance since it was created in 1971. The S&P 500 Index fell 9.1%, its poorest showing since 1977.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth (–22.4%) and Russell 2000 Growth (–3.03%) indices. In contrast, the Russell 1000 Value and Russell 2000 Value Indices returned 7.0% and 22.8%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

In summary, it has been an eventful period in the financial markets, one that we feel magnifies the importance of taking a long-term investment approach, and the value of professional investment management and advice. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management

David W. Blood Co-Head, Goldman Sachs Asset Management

January 12, 2001

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Fund Basics

as of December 31, 2000

PERFORMANCE REVIEW

December 31, 1999–	Fund Cumulative	S&P 500	NASDAQ	Goldman Sachs
December 31, 2000	Total Return (based on NAV)[1]	Index[2]	Composite Index[2]	Internet Index[2]

Class A	–37.24%	–9.10%	–39.29%	–74.50%
Class B	–37.65	–9.10	–39.29	–74.50
Class C	–37.67	–9.10	–39.29	–74.50
Institutional	–36.88	–9.10	–39.29	–74.50
Service	–37.28	–9.10	–39.29	–74.50

1 The net asset value represents the net assets of the Class (ex-dividend) divided by the total number of shares of the Class outstanding. The Class’ performance reflects the reinvestment of dividends and other distributions.
2 The indices are unmanaged and do not reflect any fees or expenses. In addition, investors cannot invest directly in the indices. The S&P 500 and NASDAQ Composite indices have dividends reinvested.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

One Year	–40.70%	–40.77%	–38.30%	–36.88%	–37.28%
Since Inception	11.15	12.28	15.33	16.79	16.10
(10/1/99)

3 The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 12/31/00 was $12.59 and represents the NAV per share divided by 1.0 minus the maximum sales charge of 5.5%. Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Total Returns.

The Fund’s performance reflected a period of sharply rising stock prices for “internet tollkeeper” stocks, a trend that is unlikely to continue indefinitely in the future.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 12/31/00[4]

Holding	% of Total Net Assets	Line of Business

Crown Castle International Corp.	5.9%	Wireless
Time Warner, Inc.	4.4	Media
Sabre Holdings Corp.	3.9	Computer Software
VeriSign, Inc.	3.9	Internet
E.piphany, Inc.	3.6	Internet
Cablevision Systems Corp.	3.6	Media
Infinity Broadcasting Corp.	3.5	Media
Clear Channel Communications, Inc.	3.4	Media
EMC Corp.	3.3	Computer Hardware
Comcast Corp.	3.1	Media

[4] The top 10 holdings may not be representative of the Fund’s future investments.
The Fund’s participation in the Initial Public Offering (IPO) market during its initial start-up phase may have had a magnified impact on the Fund’s performance because of its relatively small asset base at start up. As the Fund’s assets grow, it is probable that the effect of IPO investments on the Fund’s future performance will not be as significant.

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GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Internet Tollkeeper Fund. This annual report covers the year ended December 31, 2000.

Performance Review

Over the one-year period that ended December 31, 2000 the Fund’s Class A, B, C, Institutional and Service classes generated, respectively –37.24%, –37.65%, –37.67%, –36.88% and –37.28% cumulative total returns. Although the Fund does not have an official benchmark, we measure performance relative to several indices, including the Goldman Sachs Internet Index, NASDAQ Composite (with dividends reinvested) and S&P 500 Index. During the past year, these various benchmarks have generated cumulative total returns of –74.50%, –39.29% and –9.10%, respectively.

Portfolio Positioning

The Fund was launched based on the belief that investors seeking to capitalize on the growth of the Internet will be successful only through long term investment in high quality established businesses — not by making short-term bets on start-ups and new technologies. The Fund invests in high quality growth businesses, with sustainable business models, that are strategically positioned to benefit from the expansion of the Internet. We primarily target media, telecommunications, technology and Internet companies with excellent management teams and leadership positions in their respective industries.

Portfolio Highlights

The period under review was marked by volatility rarely seen in the financial markets. This was most pronounced in the Technology and Internet sectors, which rose rapidly early in the year, fell dramatically in mid-March through May, rebounded for a short period in the summer and ended the year with another sharp decline. While the Fund was certainly not immune to the market’s overall decline, on a relative basis it outperformed several Technology-heavy indices. We would expect these results, as the Fund takes a different — and potentially more conservative — approach to investing in the Internet.

  Sabre Holdings Corp. — The Sabre Group is the Information Technology leader in the travel and transportation industries. As the travel distribution network consolidates, Sabre is well positioned to be the largest beneficiary.
  QUALCOMM — QUALCOMM is a global leader in digital wireless communications, and it exemplifies our strategy, as we seek to hold the dominant players in industries such as Internet infrastructure and services. The firm held up relatively well during the technology decline in the fourth quarter, 2000.

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GOLDMAN SACHS INTERNET TOLLKEEPER FUND

  Crown Castle — Crown Castle is the world’s largest independent telecommunications tower consolidator. As cellular phone usage increase, we believe the company is positioned in the sweet spot of the wireless world and will benefit regardless of who wins the wireless war.

Portfolio Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Furthermore, we believe that the Internet remains in its early growth stages. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own — based on the criteria mentioned above — will withstand even an uncertain market environment and will enable our investors to capitalize on the growth of the Internet over the long term.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

January 12, 2001

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GOLDMAN SACHS INTERNET TOLLKEEPER FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

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GOLDMAN SACHS INTERNET TOLLKEEPER FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Internet Tollkeeper Fund. For comparative purposes, the performance of the Fund’s benchmarks (S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Internet Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, October 1, 1999 to December 31, 2000.

Class A Shares
S&P 500 Index
NASDAQ Composite Index
Goldman Sachs Internet Index
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$11,418
$10,442
$8,996
$3,981
10/1/99
12/99
3/00
6/00
9/00
12/00

Average Annual Total Return through December 31, 2000	Since Inception	One Year

Class A
Excluding sales charges	16.26%	-37.24%
Including sales charges	11.15%	-40.70%

Class B
Excluding contingent deferred sales charges	15.41%	-37.65%
Including contingent deferred sales charges	12.28%	-40.77%

Class C
Excluding contingent deferred sales charges	15.33%	-37.67%
Including contingent deferred sales charges	15.33%	-38.30%

Institutional Class	16.79%	-36.88%

Service Class	16.10%	-37.28%

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Investments
December 31, 2000

Shares	Description	Value

Common Stocks – 98.2%

Computer Hardware – 8.5%
213,600	Brocade Communications Systems, Inc.*	$ 19,611,150
946,400	Cisco Systems, Inc.*	36,199,800
856,000	EMC Corp.*	56,924,000
1,207,900	Sun Microsystems, Inc.*	33,670,213

		146,405,163

Computer Software – 14.9%
153,240	Avocent Corp.*	4,137,480
619,500	CheckFree Corp.*	26,677,219
599,597	Gemstar-TV Guide International, Inc.*	27,656,412
584,030	Intuit, Inc.*	23,032,683
1,244,670	Microsoft Corp.*	53,987,561
709,700	Oracle Corp.*	20,625,656
1,568,660	Sabre Holdings Corp.	67,648,462
333,510	VERITAS Software Corp.*	29,182,125
338,250	Witness Systems, Inc.*	4,566,375

		257,513,973

Electrical Equipment – 6.5%
803,400	American Tower Corp.*	30,428,775
181,260	Avici Systems, Inc.*	4,463,528
236,240	Corning, Inc.	12,476,425
260,340	Corvis Corp.*	6,199,346
466,522	JDS Uniphase Corp.*	19,448,136
442,300	McDATA Corp. Class B*	24,215,925
116,600	QUALCOMM, Inc.*	9,583,062
138,000	Sycamore Networks, Inc.*	5,140,500
39,640	Transmeta Corp.*	931,540

		112,887,237

Electrical Utilities – 1.5%
461,680	The AES Corp.*	25,565,530

Entertainment – 2.5%
930,287	Viacom, Inc. Class B*	43,490,917

Home Products – 1.1%
879,960	Energizer Holdings, Inc.*	18,809,145

Information Services – 1.5%
508,630	First Data Corp.	26,798,443

Internet – 20.8%
239,300	America Online, Inc.*	8,327,640
131,700	Ariba, Inc.*	7,062,412
559,250	Art Technology Group, Inc.*	17,092,078
838,630	BroadVision, Inc.*	9,906,317
280,600	Check Point Software Technologies Ltd.*	37,477,637
1,303,984	CNET Networks, Inc.*	20,843,369
551,180	Commerce One, Inc.*	13,951,744
2,708,650	DoubleClick, Inc.*	29,795,150
1,164,390	E.piphany, Inc.*	62,804,286
261,710	Expedia, Inc.*	2,502,602
1,686,560	Intertrust Technologies Corp.*	5,692,140
734,120	Interwoven, Inc.*	48,406,037
526,210	S1 Corp.*	2,762,603
668,800	Travelocity.com, Inc.*	8,109,200
351,100	Tumbleweed Communications Corp.*	6,007,102
Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
910,877	VeriSign, Inc.*	$ 67,575,687
387,200	Yahoo!, Inc.*	11,682,550

		359,998,554

Media – 22.6%
728,900	Cablevision Systems Corp.*	61,910,944
1,219,534	Clear Channel Communications, Inc.*	59,071,178
1,302,180	Comcast Corp.*	54,366,015
389,400	EchoStar Communications Corp.*	8,858,850
2,153,775	Infinity Broadcasting Corp.*	60,171,089
626,700	Liberty Digital, Inc.*	3,172,669
1,449,500	Time Warner, Inc.	75,721,880
711,300	UnitedGlobalCom, Inc.*	9,691,463
744,600	Univision Communications, Inc.*	30,482,062
1,468,500	Westwood One, Inc.*	28,360,406

		391,806,556

Security/Asset Management – 2.0%
1,217,450	The Charles Schwab Corp.	34,545,144

Semiconductors – 5.9%
116,782	Applied Micro Circuits Corp.*	8,764,124
365,760	ARM Holdings PLC ADR*	8,252,460
1,016,410	Integrated Circuit Systems, Inc.*	16,834,291
444,380	PMC-Sierra, Inc.*	34,939,378
82,300	SDL, Inc.*	12,195,831
443,600	Xilinx, Inc.*	20,461,050

		101,447,134

Telephone – 3.2%
2,753,100	AT&T Corp.-Liberty Media Corp.*	37,338,919
555,825	NTL, Inc.*	13,305,061
97,773	Openwave Systems, Inc.*	4,686,993

		55,330,973

Wireless – 7.2%
3,758,170	Crown Castle International Corp.*	101,705,476
1,152,730	Sprint Corp. (PCS Group)*	23,558,919

		125,264,395

TOTAL COMMON STOCKS
(Cost $2,281,940,779)
		$1,699,863,164

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.6%

Joint Repurchase Agreement Account II ∧
$27,200,000	6.48%	01/02/2001	$ 27,200,000

TOTAL REPURCHASE AGREEMENT
(Cost $27,200,000)			$ 27,200,000

TOTAL INVESTMENTS
(Cost $2,309,140,779)			$1,727,063,164

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNET TOLLKEEPER FUND

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on December 29, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Assets and Liabilities
December 31, 2000

Assets:

Investment in securities, at value (identified cost $2,309,140,779)	$1,727,063,164
Cash	85,986
Receivables:
Investment securities sold	29,442,093
Fund shares sold	7,096,440
Dividends and interest	24,865

Total assets	1,763,712,548

Liabilities:

Payables:
Fund shares repurchased	23,817,282
Investment securities purchased	5,105,650
Amounts owed to affiliates	2,941,488
Accrued expenses and other liabilities	435,677

Total liabilities	32,300,097

Net Assets:

Paid-in capital	2,466,294,123
Accumulated net realized loss on investment transactions	(152,804,057)
Net unrealized loss on investments	(582,077,615)

NET ASSETS	$1,731,412,451

Net asset value, offering and redemption price per share: (a)
Class A	$11.90
Class B	$11.79
Class C	$11.78
Institutional	$11.97
Service	$11.88

Shares outstanding:
Class A	55,884,906
Class B	52,757,295
Class C	28,818,091
Institutional	8,741,557
Service	47,594

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	146,249,443

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $12.59. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Operations
For the Year Ended December 31, 2000

Investment income:

Dividends (a)	$ 944,268
Interest	7,885,794

Total income	8,830,062

Expenses:

Management fees	24,341,896
Distribution and Service fees (b)	15,932,165
Transfer Agent fees (c)	4,426,223
Registration fees	523,740
Custodian fees	243,102
Printing fees	239,038
Professional fees	29,773
Trustee fees	6,833
Service Share fees	1,255
Other	394,154

Total expenses	46,138,179

Less — expense reductions	(57,049)

Net expenses	46,081,130

NET INVESTMENT LOSS	(37,251,068)

Realized and unrealized loss on investment transactions:

Net realized loss from investment transactions	(143,421,240)
Net change in unrealized loss on investments	(927,470,699)

Net realized and unrealized loss on investment transactions	(1,070,891,939)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,108,143,007)

(a)	Foreign taxes withheld on dividends were $24,401.
(b)	Class A, Class B and Class C had Distribution and Service fees of $2,361,606, $8,585,346 and $4,985,213, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $1,794,821, $1,631,216, $947,190, $52,896 and $100, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2000	For the Period Ended December 31, 1999 (a)

From operations:

Net investment loss	$ (37,251,068)	$ (2,291,334)
Net realized gain (loss) on investment transactions	(143,421,240)	28,576,273
Net change in unrealized gain (loss) on investments	(927,470,699)	345,393,084

Net increase (decrease) in net assets resulting from operations	(1,108,143,007)	371,678,023

Distributions to shareholders:

From net realized gain on investment transactions
Class A shares	(12,416,816)	—
Class B shares	(11,416,015)	—
Class C shares	(6,375,111)	—
Institutional shares	(1,864,030)	—
Service shares	(10,326)	—

Total distributions to shareholders	(32,082,298)	—

From share transactions:

Proceeds from sales of shares	1,980,084,307	1,167,201,530
Reinvestment of dividends and distributions	26,454,506	—
Cost of shares repurchased	(645,181,450)	(28,599,160)

Net increase in net assets resulting from share transactions	1,361,357,363	1,138,602,370

TOTAL INCREASE	221,132,058	1,510,280,393

Net assets:

Beginning of year	1,510,280,393	—

End of year	$ 1,731,412,451	$1,510,280,393

(a)	Commencement of operations was October 1, 1999 for all classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements
December 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

D.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

        Capital losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $125,877,481 for the fiscal year ended December 31, 2000. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

The Trust had no capital loss carryforwards for federal tax purposes.
GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements (continued)
December 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        At December 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $2,336,075,366. Accordingly, the gross unrealized gain on investments was $85,323,684 and the gross unrealized loss was $694,335,886, resulting in a net unrealized loss of $609,012,202.

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .06% of the average daily net assets of the Fund. For the year ended December 31, 2000, there was no expense reimbursement. However, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2000, the Custody fees were reduced by approximately $57,000 under such arrangements.

        Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $4,745,000 for the year ended December 31, 2000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service Shares.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

3. AGREEMENTS (continued)

At December 31, 2000, the Fund owed approximately $1,608,000, $1,042,000 and $291,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended December 31, 2000, were $3,190,825,460 and $1,844,996,118, respectively. For the year ended December 31, 2000, Goldman Sachs earned approximately $45,000 of brokerage commissions from portfolio transactions.

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At December 31, 2000, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $27,200,000 in principal amount. At December 31, 2000 the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$900,000,000	6.50%	01/02/2001	$ 900,000,000	$ 900,650,000

Barclays Capital, Inc.	300,000,000	6.47	01/02/2001	300,000,000	300,215,667

Bear Stearns Companies, Inc.	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Deutsche Bank Securities	250,000,000	6.45	01/02/2001	250,000,000	250,179,167

Morgan Stanley Dean Witter	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Salomon Smith Barney Holdings, Inc.	301,300,000	6.47	01/02/2001	301,300,000	301,516,601

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$2,751,300,000	$2,753,281,435

6. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $32,970,612 from paid-in capital to accumulated net investment loss and $4,280,456 from accumulated net realized loss on investment transactions to accumulated net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses and organization costs.

7. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate 7.  LINE OF CREDIT FACILITY (continued)

on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 2000, the Fund did not have any borrowings under these facilities.

8. CHANGE IN INDEPENDENT AUDITOR

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent auditors to Ernst & Young LLP. For the fiscal year ended December 31, 1999, Arthur Andersen LLP’s audit report contained no adverse opinion or disclaimer of opinion; nor was their report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended December 31, 2000		For the Period Ended December 31, 1999 (a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	45,608,881	$ 853,013,004	30,877,360	$ 446,765,899
Reinvestment of dividends and distributions	748,039	10,524,915	—	—
Shares repurchased	(20,372,806)	(327,255,413)	(976,568)	(15,181,934)

	25,984,114	536,282,506	29,900,792	431,583,965

Class B Shares
Shares sold	32,824,493	615,775,310	28,306,620	410,588,840
Reinvestment of dividends and distributions	667,484	9,313,505	—	—
Shares repurchased	(8,708,908)	(138,973,664)	(332,394)	(5,542,861)

	24,783,069	486,115,151	27,974,226	405,045,979

Class C Shares
Shares sold	19,106,783	358,830,187	17,453,014	255,619,532
Reinvestment of dividends and distributions	352,847	4,915,377	—	—
Shares repurchased	(7,791,870)	(126,281,702)	(302,683)	(4,835,240)

	11,667,760	237,463,862	17,150,331	250,784,292

Institutional Shares
Shares sold	8,391,336	151,507,146	3,805,337	54,197,768
Reinvestment of dividends and distributions	119,474	1,690,559	—	—
Shares repurchased	(3,315,319)	(52,404,910)	(259,271)	(3,039,125)

	5,195,491	100,792,795	3,546,066	51,158,643

Service Shares
Shares sold	64,279	958,660	2,764	29,491
Reinvestment of dividends and distributions	722	10,150	—	—
Shares repurchased	(20,171)	(265,761)	—	—

	44,830	703,049	2,764	29,491

NET INCREASE	67,675,264	$1,361,357,363	78,574,179	$1,138,602,370

(a)	Commencement of operations was October 1, 1999 for all classes.
GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment loss (c)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Total distributions to shareholders from net realized gains	Net asset value, end of period
FOR THE YEAR ENDED DECEMBER 31,

2000 - Class A Shares	$19.25	$(0.20)	$(6.94)	$(7.14)	$(0.21)	$11.90
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88

FOR THE PERIOD ENDED DECEMBER 31,

1999 - Class A Shares (Commenced October 1)	10.00	(0.05)	9.30	9.25	—	19.25
1999 - Class B Shares (Commenced October 1)	10.00	(0.08)	9.28	9.20	—	19.20
1999 - Class C Shares (Commenced October 1)	10.00	(0.08)	9.27	9.19	—	19.19
1999 - Institutional Shares (Commenced October 1)	10.00	(0.03)	9.28	9.25	—	19.25
1999 - Service Shares (Commenced October 1)	10.00	(0.05)	9.28	9.23	—	19.23

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNET TOLLKEEPER FUND

						Ratios assuming no expense reductions

Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

(37.24)%	$664,994	1.50%		(1.13)%		1.50%		(1.13)%		82%
(37.65)	621,790	2.25		(1.88)		2.25		(1.88)		82
(37.67)	339,431	2.25		(1.88)		2.25		(1.88)		82
(36.88)	104,631	1.10		(0.74)		1.10		(0.74)		82
(37.28)	566	1.60		(1.29)		1.60		(1.29)		82

92.50	575,535	1.50	(b)	(1.29	) (b)	1.79	(b)	(1.58	) (b)	16
92.00	537,282	2.25	(b)	(2.04	) (b)	2.54	(b)	(2.33	) (b)	16
91.90	329,135	2.25	(b)	(2.05	) (b)	2.54	(b)	(2.34	) (b)	16
92.50	68,275	1.10	(b)	(0.88	) (b)	1.39	(b)	(1.17	) (b)	16
92.30	53	1.60	(b)	(1.35	) (b)	1.89	(b)	(1.64	) (b)	16

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of the Goldman Sachs Internet Tollkeeper Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of December 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period ended December 31, 1999 were audited by other auditors whose report, dated February 17, 2000, expressed an unqualified opinion on the statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Internet Tollkeeper Fund at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2001

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Goldman Sachs Internet Tollkeeper Fund — Tax Information (unaudited)

        For the year ended December 31, 2000, 0.06% of the dividends paid from net investment company taxable income by the Internet Tollkeeper Fund, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $4,627,848 as capital gain dividends paid during its year ended December 31, 2000.

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Internet Tollkeeper Fund

An Investment Idea for the Long Term

The Internet may be one of the most transforming events in global economic history. It is changing the way consumers and businesses communicate, transact commerce, and compete with each other — and will likely result in decades of wealth creation.

The Goldman Sachs Internet Tollkeeper Fund seeks to provide investors with a unique solution to investing in the Internet. The Fund invests in established growth companies that are strategically positioned to benefit long-term from the growth of the Internet by providing media/content, infrastructure/backbone, and services to Internet companies and Internet users.

Target Your Needs

The Goldman Sachs Internet Tollkeeper Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within the Goldman Sachs Funds without an additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs Internet Tollkeeper Fund and other Goldman Sachs Funds, please call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.
Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

**TRUSTEES**
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

**OFFICERS**
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

**GOLDMAN, SACHS & CO.**
Distributor and Transfer Agent

**GOLDMAN SACHS ASSET MANAGEMENT**
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Fund invests in "Internet Tollkeeper" companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Internet Tollkeeper companies, the Fund's performance may be substantially different from the returns of the broader stock market and of "pure" Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund's past returns have been positive.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: February 28, 2001

01-157 / TOLLAR / 235K / 2-01